SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 7, 2002

                              Snap-on Incorporated
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             (Exact name of registrant as specified in its charter)

          Delaware                     1-7724                    39-0622040
          --------                     -------                   ----------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)



          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603

          (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code (262) 656-5200

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Item 7. Financial Statements and Exhibits (furnished pursuant to Item 9)

99.1 Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of Acting Principal Financial Officer (acting in the capacity of the Chief Financial Officer) Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Other Events

On November 7, 2002, Snap-on Incorporated (the "Company") filed its Quarterly Report on Form 10-Q for the period ended September 28, 2002 with the Securities and Exchange Commission. On such date, Messrs. Elliott and Metzger also provided the certification required pursuant to 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002). The Company is furnishing copies of such certifications, in the form in which they accompanied the Quarterly Report on Form 10-Q, as Exhibits 99.1 and 99.2 hereto, which are incorporated by reference herein.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned duly authorized person.

                                         SNAP-ON INCORPORATED

Date:  November 7, 2002                  By:   /s/ B. A. Metzger
                                             -----------------------------------
                                             B.A. Metzger
                                             Acting Principal Financial Officer,
                                             Principal Accounting Officer,
                                             Vice President and Controller






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
                                  EXHIBIT INDEX

Exhibit No.                Description

99.1        Certification of Chief Executive Officer Pursuant to 18 U.S.C.
            Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of Acting Principal Financial Officer (acting in the capacity of the Chief Financial Officer) Pursuant to 18 U.S.C.
            Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.




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